SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2005

SENETEK PLC

(Exact Name of Registrant as Specified in Charter)

England	0-14691	77-0039728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Airpark Road Napa, California	94558
(Address of Principal Executive Offices)	(Zip Code)

(707) 226-3900

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Senetek Plc, an English company (“Senetek”).

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 5.02(b) relating to the entry into an agreement between Senetek, on the one hand, and Wade Nichols, on the other, is incorporated by reference herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Senetek and Wade Nichols, Executive Vice President and General Counsel, have entered into an agreement as of March 23, 2005 that terminates Mr. Nichols employment effective March 31, 2005. Under the terms of his agreement with Senetek Mr. Nichols will receive an amount equal to his monthly base salary ($20,500), less applicable withholdings in regular installments in accordance with Senetek’s usual payroll practices over the five months following his departure (the “Payment Period”) and $7,000 in reimbursement of certain relocation expenses. Mr. Nichols will also be paid for any accrued but unpaid personal time off not used prior to March 31, 2005.

Senetek also agreed to provide Mr. Nichols and his wife with continued health benefits at the Senetek’s expense through the end of the Payment Period. Mr. Nichols will be issued 54,114 of the Company’s ordinary shares accrued during his service under the Company’s Deferred Compensation Plan for Employees but his participation in all other Senetek plans and prerequisites will terminate on March 31, 2005. The agreement also provides for a general release of Senetek by Mr. Nichols. Mr. Nichols right to indemnification for liabilities incurred as an executive officer of Senetek (as provided at law and by Senetek’s Articles of Association) and his right to any protection provided or available to him under Senetek’s directors’ and officers’ liability insurance policies remains in force.

The press release issued by Senetek announcing Mr. Nichols departure is attached as Exhibit 99.1 to this report.

Item 8.01 Other Events

On March 29, 2005 Senetek issued a press release announcing that Wade Nichols, Executive Vice President and General Counsel, will be leaving the Company effective March 31, 2005. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) The following exhibit is filed as part of this report:

      Press release dated March 29, 2005 is filed as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2005	SENETEK PLC
(Registrant)

	By:	/s/ Frank Massino
	Name:	Frank Massino
	Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated March 29, 2005 announcing that Wade Nichols, Executive Vice President and General Counsel, will be leaving the Company effective March 31, 2005.